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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-0417860
                       I.R.S. Employer Identification No.


      111 EAST WACKER DRIVE, SUITE 3000
             CHICAGO, ILLINOIS                                    60601
  (Address of principal executive offices)                      (Zip Code)

                                Melissa A. Rosal
                         U.S. Bank National Association
                        111 East Wacker Drive, Suite 3000
                             Chicago, Illinois 60601
                            Telephone (312) 228-9416
            (Name, address and telephone number of agent for service)

                        RYDER VEHICLE LEASE TRUST 2001-A
                       (Issuer with respect to the Notes)
                               RYDER FUNDING II LP
               (Originator of the Trust and Transferor of the 99%
                     Vehicle SUBI Certificate to the Trust)
                              RYDER TRUCK RENTAL LT
         (Issuer with respect to the SUBI and the 99% SUBI Certificates)
                               RYDER FUNDING I LP
       (Originator of the Ryder Truck Rental LT and transferor of the SUBI and the 99% SUBI Certificates to the Transferor)
      (Exact name of Registrant as specified in the Originator's charter)

DELAWARE                                                                                  APPLIED FOR
(State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)

3600 NW 82ND AVENUE
MIAMI, FLORIDA                                                                                33166
(Address of Principal Executive Offices)                                                   (Zip Code)

                               ASSET BACKED NOTES
                       (Title of the Indenture Securities)

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                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

                  a) Name and address of each examining or supervising authority to which it is subject.
                                    Comptroller of the
                                    Currency Washington, D.C.

                  b) Whether it is authorized to exercise corporate trust powers.
                                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                                    None

ITEMS 3-15        The Trustee is a Trustee under other Indentures under
                  which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to
                           Exhibit 1 of Form T-1, Registration No. 333-30939.*

                  2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-30939.*

                  3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-30939.*

                  4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to
                           Exhibit 4 of Form T-1, Registration No. 333-30939.*

                  5.       Not applicable.

                  6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-30939.*.

                  7. Report of Condition of the Trustee as of December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

                  8.       Not applicable.

                  9.       Not applicable.


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                  * Exhibits thus designated are incorporated herein by
                  reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 16th day of February, 2001.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Melissa A. Rosal
                                                     --------------------------
                                                     Melissa A. Rosal
                                                     Vice President



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                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2000

                                    ($000'S)

                                                                          12/31/2000
                                                                         -----------
ASSETS
      Cash and Due From Depository Institutions                           $3,997,544
      Federal Reserve Stock                                                4,294,532
      Fed Funds Sold                                                         108,145
      Loans and Lease Financing Receivables                               65,294,831
      Trading Assets                                                          78,143
      Fixed Asset                                                            526,992
      Other Real Estate Owned                                                 39,866
      Investments in unconsolidated subsidiaries                             638,208
      Customers liability on acceptances                                     187,135
      Intangible Assets                                                    4,680,106
      Other Assets                                                         2,177,621
                                                                         -----------
         TOTAL ASSETS                                                    $82,023,123

LIABILITIES
     Deposits in domestic offices                                         51,456,929
     Deposits in foreign offices                                           2,035,838
     Fed Funds purchased                                                   2,007,939
     Demand Notes/Trading Liabilities                                        494,081
     Other Borrowed Money                                                 11,114,004
     Bank's liability on acceptances executed                                187,135
     Subordinated Notes and debentures                                     2,442,450
     Other Liabilities                                                     1,633,116
                                                                         -----------
     TOTAL LIABILITIES                                                   $71,371,492

EQUITY
     Common and Preferred Stock                                              310,004
     Surplus                                                               6,467,394
     Undivided Profits                                                     3,860,806
     Net unrealized holding gains on available for sale sec.                  13,748
     Cumulative Foreign Currency Translation Adj.                               (321)
                                                                         -----------
         TOTAL EQUITY CAPITAL                                            $10,651,631

TOTAL LIABILITIES AND EQUITY CAPITAL                                     $82,023,123

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Melissa A. Rosal
    ----------------------------------------
         Vice President

Date:   February 16, 2001



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